SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2007 (December 12, 2007)

COMPOSITE TECHNOLOGY CORPORATION
(Exact name of registrant as specified in Charter)

Nevada	000-10999	59-2025386

(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

2026 McGaw Avenue
Irvine, California 92614
(Address of Principal Executive Offices)

(949) 428-8500
(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of the Registrant’s Form 10-K for the year ended September 30, 2006 entitled “Risk Factors”) relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although the Registrant believes that the expectations reflected in the forward looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 3.02 Sale of Unregistered Securities

On December 12, 2007, the Company issued 3,161,423 shares of its common stock for cash exercises of a like number of common stock warrants, as follows. A total of 757,576 shares of common stock, registered for resale under a Form S-3, were issued to one accredited investor for warrants exercised for cash at an exercise price of $1.39 per warrant for total proceeds of $1,053,030. The warrants were originally issued in June, 2007 as part of the June, 2007 Common Stock Private Placement. A total of 2,403,847 shares of common stock, registered for resale under a Form S-3, were issued to one accredited investor for warrants exercised for cash at an exercise price of $1.11 per warrant for total proceeds of $2,668,270. The warrants were originally issued in February, 2007 as part of the February, 2007 Convertible Debenture Placement.

We relied upon the exemption from registration as set forth in Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"), for the issuance of these securities. All of the recipients took their securities for investment purposes without a view to distribution and had access to information concerning the Company and its business prospects, as required by the Securities Act. In addition, there was no general solicitation or advertising for the acquisition of these securities.

Item 5.03 Amendment to Articles of Incorporation

On December 12, 2007, the Company filed a certificate of amendment to its Articles of Incorporation with the Secretary of State of the State of Nevada. The amendment became effective as of December 12, 2007. The certificate of amendment increased the number of authorized shares of the Company’s common stock from 300,000,000 to 600,000,000.

The certificate of amendment was approved by the holders of 142,678,051 shares of Company common stock at a special meeting of shareholders held on December 4, 2007. The proposed amendment was disclosed in a definitive proxy statement filed with the Securities and Exchange Commission on November 7, 2007.

The text of the certificate of amendment is attached to this Form 8-K as Exhibit 3.1

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

3.1	Certificate of Amendment to the Articles of Incorporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Composite Technology Corporation

Date: December 18, 2007	By:	/s/ Benton Wilcoxon
Benton Wilcoxon
Chief Executive Officer

Exhibit Index

Exhibit Number	Description
3.1	Certificate of Amendment to the Articles of Incorporation